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                                                                   EXHIBIT 10.22

                                REDENVELOPE, INC.

                        2003 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 2003 Employee Stock Purchase Plan of RedEnvelope, Inc.

         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in the Plan and application of Plan rules in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS.

                  (a) "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (c) "COMMON STOCK" means the Common Stock of the Company.

                  (d) "COMPANY" means RedEnvelope, Inc., a Delaware corporation.

                  (e) "COMPENSATION" means all earnings reported as wages on Form W-2, including straight time pay, payments for overtime, shift premiums, incentive compensation, incentive payments, bonuses, commissions and other compensation, but excluding compensation recognized in connection with the exercise of options or stock purchase rights with respect to Common Stock.

                   (f) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave;
(ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (iv) transfers between locations of the Company, between the Company and its Subsidiaries or between the Company's Subsidiaries. Continuous Status as an Employee shall be considered interrupted in the case of a reduction of an individual's customary employment to fewer than twenty (20) hours per week (other than on account of a leave specified in the preceding sentence).

                  (g) "CONTRIBUTIONS" means all amounts credited to the account of a participant pursuant to the Plan.

                  (h) "CORPORATE TRANSACTION" means any of the following transactions:

                           (i) a sale of all or substantially all of the
Company's assets;


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                           (ii) a merger, consolidation or other capital
reorganization or business combination transaction of the Company with or into another corporation, entity or person;

                           (iii) the direct or indirect acquisition (including
by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company; or

                           (iv) the individuals who, as of the effective date of
the Company's initial public offering of its securities, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board; provided however that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board.

                  (i) "DESIGNATED SUBSIDIARIES" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

                  (j) "EMPLOYEE" means any person, including an Officer, who is treated as an employee of the Company for payroll tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

                  (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined by the Board in its discretion provided that, to the extent the Common Stock is trading on the Nasdaq National Market, (A) the Fair Market Value as of an Offering Date shall be the closing sales price of the Common Stock as reported by the Nasdaq National Market for the last trading day immediately preceding the Offering Date, and (B) the Fair Market Value of the Common Stock as of a Purchase Date shall be the closing sales price of the Common Stock as reported on the Nasdaq National Market for the Purchase Date or, if the Common Stock is not traded on such date, the last trading day immediately preceding the Purchase Date, in each case as reported in The Wall Street Journal. For purposes of the Offering Date for the First Offering Period under the Plan, the Fair Market Value of a Share of the Common Stock of the Company shall be the "Price to Public" as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

                  (m) "FIRST OFFERING PERIOD" means the first Offering Period of the Plan which shall commence on the effective date of the Company's Registration Statement on Form S-1 for the initial public offering of the its Common Stock (the "IPO Date").


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                  (n) "OFFERING DATE" means the first Trading Day of each
Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first Trading Day of an Offering Period but prior to the first day of the fourth month of such Offering Period, the term "Offering Date" with respect to such individual means the first Trading Day of the fourth month of such Offering Period; provided however that, with respect to the First Offering Period, in the case of an individual who becomes an eligible Employee after the first Trading Day of such Offering Period but prior to February 2, 2004, the term "Offering Date" with respect to such individual means February 2, 2004 (rather than the first Trading Day of the fourth month of such Offering Period).

                  (o) "OFFERING PERIOD" means a period of six (6) months except for the First Offering Period as set forth in Section 3 of the Plan and except for Offering Periods which are of shorter duration as a result of a participant's applicable Offering Date with respect to such Offering Period being an interim Offering Date pursuant to Section 2(n). The duration and timing of Offering Periods may be changed pursuant to Sections 3, 17 and 18 of the Plan, provided that no Offering Period shall exceed a period of twenty-seven
(27) months.

                  (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (q) "PLAN" means this 2003 Employee Stock Purchase Plan.

                  (r) "PURCHASE DATE" means the last Trading Day of each Offering Period of the Plan.

                  (s) "PURCHASE PRICE" means with respect to a Purchase Period an amount equal to 85% of the Fair Market Value (as defined in Section 2(l) above) of a Share of Common Stock on the applicable Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a stockholder-approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

                  (t) "SHARE" means a share of Common Stock, as adjusted in accordance with Section 17 of the Plan.

                  (u) "SUBSIDIARY" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.


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                  (v) "TRADING DAY" means a day on which the U.S. national stock exchanges and the Nasdaq System are open for trading.

         3. OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods of approximately six (6) months duration, with new Offering Periods commencing on or about May 1 and November 1 of each year and ending, respectively, on the next following April 30 and October 31 (or at such other time or times as may be determined by the Board of Directors). Notwithstanding the above, the First Offering Period shall begin on the IPO Date and continue until April 30, 2004 and no new Offering Period shall begin until the First Offering Period has ended. Offering Periods shall occur on a continuing, successive basis until the Plan is terminated in accordance with Section 18 or 21 hereof. The last Trading Day of each Offering Period shall be the "Purchase Date" for such Offering Period. The Board of Directors of the Company shall have the power to change the timing, duration and/or the frequency of Offering Periods with respect to future Offering Periods if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

         4. ELIGIBILITY.

                  (a) FIRST OFFERING PERIOD. With respect to the first Offering Date of the First Offering Period, each individual who is an Employee as of the date immediately preceding the IPO Date shall be eligible to be automatically granted an option to participate in such First Offering Period and these individuals shall thereby be automatically enrolled in the First Offering Period (subject to the requirements of Sections 5(a) and 6(a)(i) below).

                  (b) SUBSEQUENT OFFERING PERIODS. With respect to Offering Dates occurring after the IPO Date, any individual who is an Employee as of an applicable Offering Date shall be eligible to participate in such Offering Period, subject to the requirements of Section 5 and to the limitations imposed by the Plan and Code Section 423(b).

         5. PARTICIPATION; SUBSCRIPTION AGREEMENT.

                  (a) FIRST OFFERING PERIOD. With respect to the First Offering Period, an Employee eligible under Section 4(a) above, shall be granted an option under Section 6(a)(i) below, and shall be entitled to continue his or her participation in such Offering Period only if he or she submits to the Company's payroll office (or its designee) a properly completed subscription agreement authorizing payroll deductions in accordance with Section 5(c) below in the form of subscription agreement provided by the Board for such purpose (i) no earlier than the effective date of the filing of the Company's Registration Statement on Form S-8 with respect to the Shares issuable under the Plan and (ii) no later than thirty (30) days following the date on which the Form S-8 becomes effective (such period referred to as the "Enrollment Period"). A participant's failure to submit the subscription agreement during the Enrollment Period pursuant to this
Section 5(a) shall result in the automatic termination of his or her participation in the First Offering Period in accordance with Section 10(a). Payroll deductions shall commence with respect to the First Offering Period as of the first payday following the expiration of the Enrollment Period or on such other payday as is specified by the Board. The Board will provide


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notice to participants granted an option under Section 6(a)(i) above as to the expiration of the Enrollment Period.

                  (b) SUBSEQUENT OFFERING PERIODS. An Employee who is eligible to participate in the Plan under Section 4(b) above may become a participant by
(i) submitting to the Company's payroll office (or its designee), on or before a date prescribed by the Board prior to an applicable Offering Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Board for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Board.

                  (c) REQUIREMENTS AS TO SUBSCRIPTION AGREEMENT AND
PARTICIPATION.

                           (i) A participant's subscription agreement shall set
forth the percentage of the participant's Compensation to be paid as Contributions pursuant to the Plan, which percentage shall be a whole percentage and shall be not less than one percent (1%) and not more than fifteen percent (15%) (or such other maximum percentage as the Board may establish from time to time before an Offering Period) of such participant's Compensation on each payday during the Offering Period.

                           (ii) A participant's subscription shall be effective
for the Offering Period with respect to which it is filed, and also shall be automatically effective for each successive Offering Period that commences after the end of the Offering Period for which it is filed, unless the participant changes his or her Contribution rate for the next Offering Period by following the procedures set forth in Section 5(c)(iii) below, withdraws from the Plan in accordance with Section 10, or is otherwise ineligible to participate in the next Offering Period.

                           (iii) While a participant may not change his or her
rate of Contributions during an ongoing Offering Period, a participant may discontinue his or her participation in the Plan as provided in Section 10 at any time prior to a Purchase Date. In addition, subject to Section 5(b) above, a participant may change his or her rate of Contributions under the Plan with respect to the next Offering Period by filing a new subscription agreement with the Company on or prior to the tenth (10th) business day prior to the first day of such next Offering Period (or by such other date as is specified by the Board) or by following an electronic or other procedure designated by the Board, in each case specifying the new Contribution rate that shall apply with respect to such Offering Period. Such change in Contribution rate will be effective as of the first payroll period following commencement of the next Offering Period. Notwithstanding the above, with respect to the First Offering Period, submission by a participant of a subscription agreement authorizing payroll deductions at a rate that is less than the maximum rate at which they would be entitled to participate under the Plan shall be permitted. Payroll deductions for the First Offering Period shall commence on the first payday on or following the end of the Enrollment Period (or on such other date as the Board may specify).

         6. GRANT OF OPTION; LIMITATIONS.

                  (a) GRANT OF OPTION.


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                           (i) FIRST OFFERING PERIOD.  With respect to the First
Offering Period, each eligible Employee shall automatically be granted an option to purchase on the Purchase Date for the First Offering Period a number of Shares of the Company's Common Stock determined by dividing the maximum amount permitted under the Plan (which amount shall be a percentage of such Employee's Compensation) with respect to such Offering Period, by the applicable Purchase Price, subject to the limitations in subsections (c), (d) and (e) of this
Section 6 (which limitations shall be applied in a manner that permits granting of an option of less than the maximum amount specified in this Section 6(a)(i) in order to conform to the limitations of such subsections).

                           (ii) SUBSEQUENT OFFERING PERIODS.  Except with
respect to the First Offering Period, and subject to the limitations in subsections (c), (d) and (e) of this Section 6 and Section 11(b), on the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date within such Offering Period a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price.

                  (b) ACCEPTANCE OF OPTION GRANT. An Employee may accept the grant of such option (i) with respect to the First Offering Period, by submitting a properly completed subscription agreement in accordance with the requirements of Section 5(a) above on or before the last day of the Enrollment Period, and (ii) with respect to subsequent Offering Periods, by electing to participate in the Plan in accordance with the requirements of Section 5(b). Exercise of the option shall occur as provided in Section 8 below.

                  (c) LIMIT ON NUMBER OF SHARES PURCHASED. Notwithstanding the above, the maximum number of Shares an Employee may purchase during each Offering Period (including the First Offering Period) shall be 17,550 Shares (before giving effect to a stock split effected in connection with the Company's initial public offering and subject to any further adjustment pursuant to
Section 17 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 11(b). In addition to the limits on an Employee's participation in the Plan set forth herein, the Board in its sole discretion may establish new or change existing limits on the number of Shares an Employee may elect to purchase with respect to any Offering Period if such limit is announced at least ten (10) days prior to the scheduled beginning of the first Offering Period to be affected.

                  (d) LIMIT ON VALUE OF SHARES PURCHASED. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value (as defined in Section 2(l) above) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.


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                  (e) 5% OWNER LIMIT. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company.

         7. METHOD OF PAYMENT FOR PURCHASE OF SHARES. This Plan shall be operated as a payroll deduction plan. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account other than through the payroll deduction feature of the Plan.

                  (a) LIMITATION ON PAYROLL DEDUCTIONS. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of Section 6, a participant's payroll deductions may be decreased by the Company to zero percent (0%) at any time during an Offering Period. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the next Offering Period or, in the case of the limitation of Section 6(d), the first Offering Period which is scheduled to end in the following calendar year, unless the participant withdraws in accordance with Section 10, or is otherwise ineligible to participate in such Offering Period.

                  (b) TAX WITHHOLDING. At the time an option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the participant.

                  (c) INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

         8. EXERCISE OF OPTION.

                  (a) During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

                  (b) Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on the Purchase Date of an Offering Period, and unless otherwise limited by Section 6 or Section 11(b), the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in the participant's account.


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                  (c) No fractional Shares shall be purchased. Any payroll
deductions accumulated in a participant's account which are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.

         9. DELIVERY. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant as soon as administratively practicable on or following the Purchase Date. As promptly as administratively practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, a certificate representing the Shares purchased upon exercise of his or her option. Notwithstanding the foregoing, the Board may require that all Shares purchased under the Plan be held in an account (the participant's "ESPP Stock Account") established in the name of the participant (or in the name of the participant and his or her spouse, as designated by the participant on his or her subscription agreement), subject to such rules as determined by the Board and uniformly applied to all participants, including designation of a brokerage or other financial services firm (an "ESPP Broker") to hold such Shares for the participant's ESPP Stock Account with registration of such Shares in the name of such ESPP Broker for the benefit of the participant (or for the benefit of the participant and his or her spouse, as designated by the participant on his or her subscription agreement).

         10. WITHDRAWAL FROM PLAN.

                  (a) WITHDRAWAL NOT IN CONNECTION WITH INTERRUPTION OR TERMINATION OF CONTINUOUS SERVICE STATUS.

                           (i) A participant may withdraw all but not less than
all the Contributions credited to his or her account under the Plan at any time prior to a Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period. With respect to the First Offering Period, a participant who fails to submit a subscription agreement prior to termination of the Enrollment Period, in accordance with Section 5(a) shall be deemed to have withdrawn from the Plan under this Section 10(a).

                           (ii) A participant's withdrawal from an Offering
Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

                  (b) WITHDRAWAL IN CONNECTION WITH INTERRUPTION OR TERMINATION OF CONTINUOUS SERVICE STATUS. In the event an Employee fails to remain in Continuous Service Status during the Offering Period in which he or she is participating, he or she will be deemed to have elected to withdraw from the Plan and any option he or she holds to purchase Shares under the Plan terminated. Upon termination of a participant's Continuous Service Status prior to the Purchase Date of an Offering Period for any reason, including death or retirement, the


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Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under
Section 13.

         11. STOCK.

                  (a) Subject to adjustment as provided in Section 17, the maximum number of Shares which shall be made available for sale under the Plan shall be 4,700,000 Shares (before giving effect to a stock split effected in connection with the Company's initial public offering), plus an annual increase on the first day of each of the Company's fiscal years beginning in 2005 through 2009 equal to the lesser of (i) 1,250,000 Shares (before giving effect to a stock split effected in connection with the Company's initial public offering),
(ii) one percent (1%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board.

                  (b) If the Board determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 18 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

                  (c) The participant shall have no dividend, voting or other shareholder rights in Shares covered by any option to acquire Shares under the Plan until such option has been exercised in accordance with Section 8.

                  (d) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse; provided that if the Board has determined that Shares shall be held in an ESPP Stock Account held by an ESPP Broker in accordance with Section 9, Shares shall be registered in the name of such ESPP Broker for the benefit of the participant (or the participant and his or her spouse, as designated by the participant in his or her subscription agreement).

         12. ADMINISTRATION. The Board, or one or more committees named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not


                                      -9-
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inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may, in its sole discretion and on such terms and conditions as it may provide, delegate to one or more individuals all or any part of its authority and powers under the Plan. All determinations, interpretations, constructions, findings and determinations made by the Board (or its committee or other designee) with respect to the Plan shall be binding on all parties.

         13. DESIGNATION OF BENEFICIARY.

                  (a) A participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary shall be on such form and delivered in such manner as determined by the Company, and shall be effective upon acknowledgement of receipt by the Company.

                  (b) A designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or Board of the estate of the participant, or if no such executor or Board has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         14. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in this Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         15. USE OF FUNDS. The Company may use all Contributions received or held by the Company under the Plan for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         16. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.


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         17. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

                  (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of Shares which may be purchased by a participant in an Offering Period, the number of Shares set forth in Section 11(a)(i) above, and the per Share Purchase Price covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

                  (b) CORPORATE TRANSACTIONS.

                           (i) In the event of a dissolution or liquidation of
the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute equivalent options for options outstanding under the Plan, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the Corporate Transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10.

                           (ii) For purposes of this Section 17, an option
granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 17); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the transaction.

                  (c) OTHER ADJUSTMENTS. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

         18. AMENDMENT OR TERMINATION.

                  (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17 and this Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and its stockholders, or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 17 and in this Section 18, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount of Contributions withheld from a participant's Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         19. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         20. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         21. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the IPO Date. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 18.

                                REDENVELOPE, INC.

                        2003 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

                                                             New Election ______
                                                       Change of Election ______

         1. I, ________________________, hereby elect to participate in the RedEnvelope, Inc. 2003 Employee Stock Purchase Plan (the "Plan") for the Offering Period commencing ______________, ____ , and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the terms of the Plan.

         2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

         3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan, and that no interest shall accrue on such amounts at any time. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I become ineligible to continue participating in the Plan or I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

         4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I understand that I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I withdraw from the Plan as provided in Section 10 of the Plan or otherwise become ineligible to participate in the Plan, my election as set forth above will continue to be effective for each successive Offering Period.

         5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "RedEnvelope, Inc. 2003 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                            ____________________________________

                                            ____________________________________

         7. I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

         Early Disposition (Prior to Expiration of Holding Periods): I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company shall be entitled, to the extent required by applicable law, to withhold from my Compensation any amount necessary to comply with applicable tax withholding requirements with respect to the purchase or sale of shares under the Plan.

         Disposition After Holding Periods: If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (b) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         8. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


NAME (print):___________________________________

SIGNATURE:______________________________________

SOCIAL SECURITY #:______________________________

DATE:___________________________________________

SPOUSE'S SIGNATURE (necessary if beneficiary is not spouse):



_______________________________________________
(Signature)


_______________________________________________
(Print name)

                                REDENVELOPE, INC.

                        2003 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         I, __________________________, hereby elect to withdraw my participation in the RedEnvelope, Inc. 2003 Employee Stock Purchase Plan (the "Plan") for the Offering Period that began on _________ ___, _____. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

         I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for such Offering Period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during such Offering Period.

         I further understand and agree that I shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription agreement.

Dated:___________________                      _________________________________
                                               Signature of Employee

                                               _________________________________
                                               Social Security Number

                                REDENVELOPE, INC.

                        2003 EMPLOYEE STOCK PURCHASE PLAN

                             BENEFICIARY DESIGNATION

         In the event of my death, I hereby designate the following as my beneficiary to receive all payments and shares due to me under the RedEnvelope, Inc. 2003 Employee Stock Purchase Plan. I understand that my Beneficiary Designation will be effective upon acknowledgement of receipt by RedEnvelope, Inc.

BENEFICIARY:

NAME:  (Please print)

_____________________________________       Relationship: __________________
(First)       (Middle)        (Last)

_____________________________________
 (Address)
_____________________________________



SIGNATURE: _____________________________             DATE: ____________________

Print Name: _______________________________

SOCIAL SECURITY #:_______________________________

SPOUSE'S SIGNATURE (necessary if beneficiary is not Employee's spouse):

_______________________________________________
(Signature)

_______________________________________________
(Print name)

MAIL OR DELIVER THIS FORM TO:




ACKNOWLEDGEMENT OF RECEIPT BY REDENVELOPE, INC.:

By: _______________________________ Dated: _____________________
Title: